THE EAGLE
INTERNATIONAL
EQUITY
PORTFOLIO

[GRAPHIC OMMITED]


ANNUAL
REPORT

OCTOBER 31, 1998

EAGLE ASSET
MANAGEMENT
880 CARILLION PARKWAY
P.O. BOX 10520
ST PETERSBURG, FL
33733-0520
(727) 573-2453
(800) 237-3101

                                                               December 21, 1998

Dear Fellow Shareholders:

We are pleased to provide you with the annual report for the Eagle International Equity Portfolio (the "Fund") of Heritage Series Trust for the fiscal year ended October 31, 1998. For this period, the Eagle class of shares of your Fund appreciated by 8.38% as compared to a return of +9.64% for the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index. For this period, the average performance of the International-Foreign category of mutual funds as reported by Lipper Analytical Services, Inc. was approximately 3.70%. As you will see from the chart on page 4, your Fund has outperformed the EAFE Index for the period from the Fund's inception on May 1, 1995 through October 31, 1998. Your fund also offers class A, B and C shares. The financial and investment performance information for all classes of shares of your Fund are presented in this annual report.

The investment subadvisor for your Fund is Martin Currie, Inc. of Edinburgh, Scotland. In the market commentary that follows, Martin Currie discusses the performance of the Fund's investments among the various markets of the world. Because the Fund's assets are allocated not only to developed markets, but also to emerging markets around the world, we believe your Fund can serve as a core international holding in your overall investment portfolio. Your Fund's performance was benefited in the past year by a relatively low allocation of assets to emerging markets, which generally performed worse than developed markets during this period. We hope you find the comments of Martin Currie, Inc. helpful in understanding how your investment portfolio has been managed during another volatile year for many of the world's stock markets.

On behalf of all of us at Eagle and Heritage, thank you for your continuing investment in the Eagle International Equity Portfolio. We look forward to serving your investment needs for years to come.


Sincerely,                              Sincerely

/s/ STEPHEN G. HILL                     /s/ RICHARD K. RIESS
--------------------                    --------------------
Stephen G. Hill                         Richard K. Riess
President                               President
Heritage Series Trust                   Eagle Asset Management, Inc.
Eagle International Equity Portfolio


                                  ANNUAL REPORT

                                                                December 9, 1998

MARKET COMMENTARY from MARTIN CURRIE, INC.
Subadviser Eagle International Equity Portfolio

During your Fund's fiscal year, International investors generally were rewarded by investing in large liquid stocks in developed markets. Smaller stocks throughout the world and almost all stocks in some emerging markets suffered in the "flight to quality" by investors.

The continuing consequences of the crisis in Asia have affected confidence in equity valuations and forecasts for world economic growth. The early part of your Fund's fiscal year saw the major markets of Europe and the UK move ahead, driven by falling bond yields and corporate activity. All time highs were reached in July for many world markets. Following the crisis in Russia and concern over stability of banking loans, most major markets gave back their earlier gains, with financial stocks being particularly hard hit. Some relief for the depressed Pacific markets came in October as the dollar weakened allowing a reduction in interest rates. Investor confidence was further restored on the news of the Japanese banking support package -- and most international markets have recovered from the losses seen over August and September. The Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index") rose by 9.6% while the Eagle Shares of the Eagle International Equity Portfolio (the "Fund") rose 8.4%(1), leaving it in the top quartile of the international fund category for the one year period ended October 31, 1998, as measured by Lipper Analytical Services, Inc.(2)

JAPAN (13.4% of net assets at fiscal year end) continued to suffer from further downgrades for economic and profit growth in 1999. The move towards providing a safety net for the banking sector and strengthening of the yen, fostered the return of liquidity to the region towards the end of the period. While we have retained a high weighting towards the blue chip exporters, recent purchases have included stocks whose revenues are less export-dependent.

We added substantially to CONTINENTAL EUROPE (53.4% of net assets at fiscal year end). Nothing has changed in our emphasis on (1) stocks creating shareholder value and (2) the restructuring of a number of sectors. Having successfully played the consolidation of the financial sectors we took profits in early September, ahead of the weakness in the wake of the Russian crisis. The general move towards lower interest rates by the periphery European markets has added technical support for both bonds and equity markets over the last month. After a strong run, we reduced our UK position (21% of net assets at fiscal year end) in April. The stock market suffered a general setback over September, particularly with the collapse of the financial stocks. A change in the interest rate cycle and weaker currency has again encouraged recovery. Pressure has reduced on earnings forecasts and corporate activity has increased.

ASIA (3.3% of net assets at fiscal year end) continued to suffer from fragile confidence in currencies and the impact of the economic and financial crisis. We maintained a defensive portfolio through exposure to Australia, Taiwan, India, and Singapore. October witnessed a strong recovery, particularly for markets such as Hong Kong, as dollar weakness removed pressure on associated economies. We have started to selectively add to the region.

                          /large bullet/2 ANNUAL REPORT

Our exposure to EMERGING MARKETS was dramatically reduced over the period, with the total sale of the remaining position in Latin America. In hindsight our performance would have been enhanced had we exited Latin America sooner. Tough economic conditions next year outweigh short term enthusiasm for Brazilian reform. Holdings in Greece, Poland, Hungary and Turkey have proved profitable.

OUTLOOK

The global market correction in August and September reflected the adjustment to slowing activity in world economies and significantly weaker corporate profits in the year ahead. The ensuing cuts in global interest rates has had both the impact of encouraging liquidity back into maturer markets and adding vital support to Pacific region. While we continue to favour broader European equities, we are more encouraged with the outlook for Japan and Asia. Latin America will remain out of favor as the full impact of recession is revealed. Uncertainty over the extent of slower growth in 1999 will leave markets generally volatile although we continue to invest liquidity on any weakness.

On behalf of all of us at Martin Currie, Inc., we appreciate the confidence you have in us. We look forward to reporting to you again in the Spring of 1999.

----------
(1) Calculated without the imposition of front- or back-end sales charges.
(2) Lipper Analytical Services, Inc. performance rankings for the Eagle International Equity Portfolio Eagle Shares were 99 out of 483 International Funds, for the 1 year period ended October 31, 1998. The performance numbers used for the Fund did not take into account any front- or back-end sales charges. Past performance is no guarantee of future results.

                         /large bullet/3 ANNUAL REPORT

                          GROWTH OF $10,000 INVESTMENT
        SINCE INCEPTION OF THE HERITAGE SERIES TRUST-EAGLE INTERNATIONAL
                  EQUITY PORTFOLIO-EAGEL SHARES ON MAY 1, 1995

                               [GRAPHIC OMITTED]


                         GROWTH OF $10,000 INVESTMENT
        SINCE INCEPTION OF THE HERITAGE SERIES TRUST-EAGLE INTERNATIONAL
         EQUITY PORTFOLIO-CLASS A & CLASS C SHARES ON DECEMBER 27, 1995

                               [GRAPHIC OMITTED]

                     (See footnotes on the following page)


                         /large bullet/4 ANNUAL REPORT

                          GRWOTH OF 10,000 INVESTMENT
 SINCE INCEPTION OF HERITAGE SERIES TRUST-EAGLE INTERNATIONAL EQUITY PORTFOLIO-
                                 CLASS B SHARES
                               ON JANUARY 2, 1998

                               [GRAPHIC OMITTED]

* Average annual returns for the Heritage Series Trust -- Eagle International Portfolio Eagle Class, Class A, Class B and Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 4.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year, the aggregate total return in lieu of the annualized total return is used for Class B Shares.

                         /large bullet/5 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998

                                                    MARKET
      SHARES                                        VALUE
      ------                                        -------
COMMON STOCKS--90.2%(A)
-----------------------
  AUSTRALIA--1.2%
----------------
    28,000  Westpac Banking Corporation* .......  $  170,398
     9,900  Lend Lease Corporation .............     218,557
    31,500  Mayne Nickless, Ltd ................     145,398
                                                  ----------
                                                     534,353
                                                  ----------
  DENMARK--0.6%
  -------------
     3,500  Unidamark A/S* .....................     266,751
                                                  ----------
  EGYPT--0.5%
  -----------
     15,000  Suez Cement Company* ...............    220,500
                                                  ----------
  FINLAND--1.9%
  -------------

      9,300  Nokia Corporation                       846,378
                                                  ----------
  FRANCE--13.0%
  -------------
      3,318  L'Air Liquide SA ...................     555,399
      9,500  AXA-UAP Groupe .....................   1,073,813
      3,400  Groupe Danone* .....................     898,972
      6,659  Compagnie Generale des Eaux ........   1,520,955
      1,100  Promodes ...........................     692,759
      2,400  Societe Generale ...................     317,500
      7,700  Elf Aquitaine SA ...................     891,143
                                                   ----------
                                                    5,950,541
                                                   ----------
  GERMANY--12.1%
  --------------
        648  Bayerische Motoren Werke AG ........     454,102
      8,800  Bayerische Vereinsbank AG                698,581
      5,200  Deutsche Bank AG ...................     323,332
      1,700  Preussag AG* .......................     627,045
      1,100  SAP AG* ............................     535,889
     10,000  Siemens AG* ........................     601,268
      2,976  Allianz AG .........................   1,020,446
     13,100  Mannesmann AG ......................   1,289,043
                                                   ----------
                                                    5,549,706
                                                   ----------
  GREECE--0.4%
  ------------
      2,455  Alpha Credit Bank ..................     195,994
                                                   ----------
  HONG KONG--0.9%
  ---------------
     95,000  China Telecom (Hong Kong) Ltd.*.....     178,470
     32,500  Hutchison Wampoa, Ltd. .............     232,892
                                                   ----------
                                                      411,362
                                                   ----------

                                                       MARKET
    SHARES                                             VALUE
    ------                                             -----
COMMON STOCKS (CONTINUED)
-------------------------
  INDIA--0.1%
  -----------
      8,032   Indian Opportunities
               Fund, Ltd.(c)* ......................   66,024
                                                       ------
  ITALY--7.8%
  -----------
    95,000   Credito Italiano* ...................    509,896
   103,472   ENI .................................    615,323
    48,200   IMI SPA .............................    740,837
   290,000   INA (1st Naz Association) ...........    798,603
   150,700   Telecom Italia Mobil ................    924,422
                                                      -------
                                                    3,589,081
                                                    ---------
  JAPAN--12.5%
  ------------
33,000,000   Sanwa International Finance .........    215,839
        13   NTT Mobile Communication* ...........    469,463
    18,000   Canon, Incorporated .................    340,453
     3,000   FamilyMart Company ..................    152,084
     8,000   Fuji Photo Film Company, Ltd ........    293,018
    13,000   Honda Motor Corporation .............    390,290
     7,000   Ito-Yokado Company, Ltd. ............    408,303
    17,000   Kao Corporation .....................    344,141
     3,000   Mabuchi Motor Company, Ltd ..........    195,574
    12,000   Marui Company, Ltd ..................    208,955
     3,000   Promise Company, Ltd. ...............    135,615
     2,000   Riso Kagaku Corporation .............    112,369
     5,000   Rohm Company, Ltd ...................    441,757
     5,000   Secom Company, Ltd. .................    370,990
    17,000   Shin-Etsu Chemical Company, Ltd......    338,309
     7,800   Sony Corporation ....................    495,111
    11,000   Taisho Pharmaceutical Company .......    294,390
    18,000   Yamanouchi Pharmaceuticals ..........    515,697
                                                    ---------
                                                    5,722,358
                                                    ---------
  NETHERLANDS--6.7%
  -----------------
    14,000   Ver Ned Utgebers ....................    484,038
     5,600   Wolters Kluwer* .....................  1,084,963
    23,500   Royal Ahold* ........................    781,048
     8,100   Aegon* ..............................    702,727
                                                    ---------
                                                    3,052,776
                                                    ---------
  PHILIPPINES--0.1%
  -----------------
   320,000   Belle Corporation* ..................        634
                                                    ---------

    The accompanying notes are an integral part of the financial statements.

                         /large bullet/6 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)

                                                    MARKET
     SHARES                                         VALUES
     ------                                         ------
COMMON STOCKS (CONTINUED)
-------------------------
  SINGAPORE--0.6%
  ---------------
   30,000   Overseas Union Bank (China) ........  $  130,876
   23,000   Singapore Airlines (SIA)* ..........     141,321
                                                  ----------
                                                     272,197
                                                  ----------
  SPAIN--3.1%
  -----------
    5,500   Telefonica de Espana SA ............     248,332
   23,000   ENDESA* ............................     579,653
   57,000   Banco Central Hispanoamer SA* ......     629,242
                                                  ----------
                                                   1,457,227
                                                  ----------
  SWEDEN--1.6%
  ------------
   16,000   LM Ericsson* .......................     360,748
   22,000   Astra AB ...........................     356,521
                                                  ----------
                                                     717,269
                                                  ----------
  SWITZERLAND--5.7%
  -----------------
    3,970   Credit Suisse Group ................     610,014
      230   Nestle SA* .........................     488,748
      847   Novartis AG ........................   1,524,888
                                                  ----------
                                                   2,623,650
                                                  ----------
  TAIWAN--0.4%
  ------------
   11,700   Taiwan American Fund* ..............     180,765
                                                  ----------
  UK--21.0%
  ---------
   49,558   Safeway, PLC .......................     248,835
   64,000   Unilever, PLC ......................     642,700
   14,000   British Sky Broadcasting* ..........     114,113
   56,000   Cable & Wireless, PLC ..............     627,972
   38,000   GKN, PLC ...........................     461,740
   26,500   Allied Zurich* .....................     314,906
   23,500   British American Tobacco
             Industries* .......................     211,114
   55,500   NFC, PLC ...........................     104,502
   66,000   General Electric Company, PLC ......     527,466
   21,500   Glaxo Wellcome, PLC ................     667,873
  121,000   Ladbroke Group, PLC ................     443,007
   22,000   Land Securities PLC ................     310,220
   74,000   LASMO, PLC .........................     210,551
   16,000   McKechnie, PLC .....................      89,175
   56,000   Marks & Spencer, PLC ...............     414,743
   22,000   National Westminster Bank, PLC .....     371,528
   29,000   Vodafone Group* ....................     388,298
   36,950   Reckitt & Colman, PLC ..............     638,840
   17,100   Royal Bank of Scotland
            Group, PLC .........................     226,672
   69,000   Scottish Power, PLC ................     679,053
   87,000   Shell Transport & Trading
            Company, PLC .......................     525,660

                                             MARKET
      SHARES                                 VALUES
      ------                                 ------
COMMON STOCKS (CONTINUED)
-------------------------
  U.K. (CONTINUED)
  ----------------
  31,731     Smiths Industries, PLC .....     424,865
  45,000     Lloyds TSB Group, PLC ......     555,459
  25,999     Wassall, PLC ...............      82,460
   8,000     Zeneca Group ...............     307,157
                                           ----------
                                            9,588,909
                                           ----------
Total Common Stocks
  (cost $35,935,938)...................    41,246,475
                                           ----------

   PRINCIPAL                         MATURITY         MARKET
    AMOUNT                             DATE           VALUES
   ---------                         --------       -----------
BONDS--1.4%(A)
--------------
    JAPAN--0.9%
    -----------
$   420,000   MBL International
               Finance (Bermuda),
               3.0%(d) .............. 11/30/02         382,200
                                                    ----------
    POLAND--0.5%
    ------------
     373,000  Electrim, 2% .......... 05/30/04         237,558
                                                    ----------
Total Bonds (cost $690,351)..........                  619,758
                                                    ----------
Total investment portfolio
  excluding repurchase agreement
  (cost $36,626,289).................               41,866,233


REPURCHASE AGREEMENT--0.8%(A)
-----------------------------
Repurchase Agreement with State Street Bank and
Trust, dated October 30, 1998 @ 5.3% to be
repurchased at $378,167 on November 2, 1998,
collateralized by $375,000 United States Treasury
Notes, 5.375% due June 30, 2000, (market value
$388,596 including interest) (cost $378,000)...     $   378,000
                                                    -----------
TOTAL INVESTMENT PORTFOLIO
   (cost $37,004,289)(b), 92.4%(a).............      42,244,233
OTHER ASSETS AND LIABILITIES, net, 7.6%(a) ....       3,494,344
                                                    -----------
NET ASSETS, 100.0% ............................     $45,738,577
                                                    ===========

----------------
 *  Not an income-producing security.
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $5,239,944 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $6,701,675 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,461,731.
(c) Martin Currie Investment Management Limited is the manager of the Indian Opportunities Fund, Ltd.
(d) Convertible Bond

    The accompanying notes are an integral part of the financial statements.

                         /large bullet/7 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              INVESTMENT PORTFOLIO
                                OCTOBER 31, 1998
                                  (CONTINUED)


                                                    MARKET      % OF NET
INDUSTRY DIVERSIFICATION                            VALUE        ASSETS
------------------------                            ------      --------
  Common Stocks
  Aerospace ...................................  $   424,865       0.9%
  Airlines ....................................      141,321       0.3%
  Auto Manufacturers ..........................      844,393       1.8%
  Auto Parts and Equipment ....................      461,740       1.0%
  Banking .....................................    4,396,229       9.6%
  Broadcasting ................................      114,113       0.2%
  Building Materials ..........................      220,500       0.5%
  Capital Goods ...............................      112,369       0.2%
  Chemicals ...................................      893,707       2.0%
  Conglomerates ...............................      232,892       0.5%
  Consumer Goods and Services .................    2,008,925       4.4%
  Cosmetics and Toiletries ....................      344,141       0.8%
  Data Processing .............................      535,889       1.2%
  Electronic and Electrical Equipment .........    2,261,175       4.9%
  Energy ......................................      615,322       1.3%
  Finance .....................................    2,501,543       5.5%
  Food ........................................    3,656,312       8.0%
  Household Goods .............................      638,840       1.4%
  Industrials, Diversified ....................    1,460,678       3.2%
  Insurance ...................................    3,111,892       6.8%
  Leisure and Hotels ..........................      443,007       1.0%
  Office Equipment ............................      340,453       0.7%
  Oil and Gas .................................    1,627,353       3.6%
  Pharmaceuticals .............................    2,141,638       4.7%
  Publishing ..................................    1,084,963       2.4%
  Real Estate .................................      528,778       1.2%
  Recreational Products .......................      293,018       0.6%
  Retail Stores ...............................    1,280,837       2.8%
  Securities ..................................      246,789       0.5%
  Services ....................................      370,990       0.8%
  Steel and Iron ..............................      627,045       1.4%
  Telecommunications ..........................    4,044,082       8.8%
  Tobacco .....................................      211,114       0.5%
  Transportation and Storage ..................      249,900       0.6%
  Utilities, Diversified ......................    1,520,954       3.3%
  Utilities, Electric .........................    1,258,708       2.8%
  Bonds .......................................      619,758       1.4%
  Repurchase Agreement ........................      378,000       0.8%
                                                 -----------      ----
  Total Investments ...........................  $42,244,233      92.4%
                                                 ===========      ====

                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                                OCTOBER 31, 1998


                                                               GROSS UNREALIZED
      CONTRACT                     IN               DELIVERY     APPRECIATION
     TO DELIVER                EXCHANGE FOR           DATE      (DEPRECIATION)
----------------------     --------------------     --------   ---------------
JPY        175,032,000     USD        1,483,448     01/13/99        $34,934
USD          1,560,000     JPY      175,032,000     01/13/99         41,618
SEK          1,454,125     USD          186,352     11/03/98             46
                                                                    -------
Net Unrealized Appreciation                                         $76,598
                                                                    =======

----------
SEK - Swedish Krona
JPY - Japanese Yen
USD - United States Dollar

    The accompanying notes are an integral part of the financial statements.

                         /large bullet/8 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1998



ASSETS
------
Investments, at market value (identified cost $37,004,289 ) (Note 1)......................                    $42,244,233
Foreign currency (cost $1,510,797)........................................................                      1,518,071
Cash .....................................................................................                            760
Receivables:
 Investments sold ........................................................................                      6,731,088
 Fund shares sold ........................................................................                        138,670
 Dividends and interest ..................................................................                         79,112
 Foreign taxes recoverable ...............................................................                         62,384
 Unrealized appreciation of forward currency contracts ...................................                         76,598
Deferred organization expenses (Note 1) ..................................................                         15,600
Deferred state qualification expenses (Note 1) ...........................................                          8,832
Prepaid Insurance ........................................................................                          4,891
                                                                                                              -----------
     Total assets ........................................................................                     50,880,239

LIABILITIES
-----------
Payables (Note 4):
 Investments purchased ...................................................................    $4,594,369
 Accrued management fee ..................................................................       403,068
 Accrued distribution fee ................................................................        32,376
 Fund shares redeemed ....................................................................        25,634
 Other accrued expenses ..................................................................        86,215
                                                                                              ----------
     Total liabilities ...................................................................                      5,141,662
                                                                                                              -----------
Net assets, at market value ..............................................................                    $45,738,577
                                                                                                              ===========
NET ASSETS
----------
Net assets consist of:
 Paid-in capital .........................................................................                    $40,320,043
 Accumulated net investment loss (Note 1) ................................................                       (113,865)
 Accumulated net realized gain (Notes 1 and 5) ...........................................                        196,692
 Net unrealized appreciation on investments and other assets and liabilities denominated
  in foreign currencies ..................................................................                      5,335,707
                                                                                                              -----------
Net assets, at market value ..............................................................                    $45,738,577
                                                                                                              ===========
EAGLE CLASS SHARES
------------------
Net asset value, redemption and offering price per share ($32,825,885 divided by
 1,304,178 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......                    $     25.17
                                                                                                              ===========
CLASS A SHARES
--------------
Net asset value and redemption price per share ($6,817,746 divided by 268,138 shares
 of beneficial interest outstanding, no par value) (Notes 1 and 2) .......................                    $     25.43
                                                                                                              ===========
Maximum offering price per share (100/95.25 of $25.43)....................................                    $     26.70
                                                                                                              ===========
CLASS B SHARES
--------------
Net asset value and redemption price per share ($233,985 divided by 9,348 shares
 of beneficial interest outstanding, no par value) (Notes 1 and 2) .......................                    $     25.03
                                                                                                              ===========
CLASS C SHARES
--------------
Net asset value and offering price per share ($5,860,961 divided by 234,123 shares
 of beneficial interest outstanding, no par value) (Notes 1 and 2) .......................                    $     25.03
                                                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                          /large bullet/9 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1998



INVESTMENT INCOME
-----------------
Income:

 Dividends (net of $109,332 foreign withholding taxes)........................                    $  789,656
 Interest (net of $604 foreign withholding taxes).............................                        86,630
                                                                                                  ----------
     Total income ............................................................                       876,286
Expenses (Notes 1 and 4):
 Management fee ..............................................................    $  453,725
 Distribution fee (Eagle Shares) .............................................       334,486
 Distribution fee (Class A Shares) ...........................................        17,058
 Distribution fee (Class B Shares) ...........................................         1,059
 Distribution fee (Class C Shares) ...........................................        49,947
 Shareholder servicing fees (Eagle Shares) ...................................         4,929
 Shareholder servicing fees (Class A Shares) .................................         9,178
 Shareholder servicing fees (Class B Shares) .................................           138
 Shareholder servicing fees (Class C Shares) .................................         6,692
 Custodian/Fund accounting fees ..............................................       154,539
 Professional fees ...........................................................        54,510
 Amortization of state qualification expenses ................................        45,975
 Reports to shareholders .....................................................        36,662
 Organization expenses .......................................................        10,400
 Trustees' fees and expenses .................................................         9,071
 Other .......................................................................         5,064
                                                                                  ----------
     Total expenses before waiver ............................................     1,193,433
     Fees waived by Manager (Note 4) .........................................       (52,276)      1,141,157
                                                                                  ----------      ----------
Net investment loss ..........................................................                      (264,871)
                                                                                                  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain from investment transactions ...............................                       234,230
Net realized loss from foreign currency transactions .........................                       (68,794)
Net increase in unrealized appreciation of investments during the year .......                     3,293,526
Net increase in unrealized appreciation from foreign currency during the year                         95,909
                                                                                                  ----------
     Net gain on investments .................................................                     3,554,871
                                                                                                  ----------
Net increase in net assets resulting from operations .........................                    $3,290,000
                                                                                                  ==========

    The accompanying notes are an integral part of the financial statements.

                         /large bullet/10 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           FOR THE YEARS ENDED
                                                                                   ------------------------------------
                                                                                    OCTOBER 31, 1998   OCTOBER 31, 1997
                                                                                   ------------------ -----------------
Increase (decrease) in net assets:
Operations:
 Net investment loss .............................................................    $  (264,871)       $  (131,673)
 Net realized gain on investment transactions ....................................        234,230          1,149,279
 Net realized gain (loss) from foreign currency transactions .....................        (68,794)           200,478
 Net increase in unrealized appreciation of investments during the year ..........      3,293,526          1,394,725
 Net increase (decrease) in unrealized appreciation from foreign currency
  during the year ................................................................         95,909           (142,713)
                                                                                      -----------        -----------
 Net increase in net assets resulting from operations ............................      3,290,000          2,470,096
                                                                                      -----------        -----------
Distributions to shareholders from:
 Net investment income Eagle Shares, ($0.31 per share)............................             --           (318,525)
 Net investment income Class A Shares, ($0.05 and $0.44 per share, respectively)..        (13,340)           (62,318)
 Net investment income Class C Shares, ($0.34 per share)..........................             --            (18,908)
 Net realized gains Eagle Shares, ($0.62 and $0.17 per share, respectively).......       (808,740)          (172,431)
 Net realized gains Class A Shares, ($0.62 and $0.17 per share, respectively).....       (155,218)           (23,850)
 Net realized gains Class C Shares, ($0.62 and $0.17 per share, respectively).....       (102,719)            (9,263)
Increase in net assets from Fund share transactions (Note 2) .....................      1,913,671         13,835,836
                                                                                      -----------        -----------
Increase in net assets ...........................................................      4,123,654         15,700,637
Net assets, beginning of year ....................................................     41,614,923         25,914,286
                                                                                      -----------        -----------
Net assets, end of year (including accumulated net investment loss of $113,865 and
 distribution in excess of net investment income of $40,256, respectively)........    $45,738,577        $41,614,923
                                                                                      ===========        ===========

    The accompanying notes are an integral part of the financial statements.

                         /large bullet/11 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statement.


                                                      EAGLE SHARES*
                               --------------------------------------------------------------
                                                   FOR THE YEARS ENDED
                                                       OCTOBER 31,
                               --------------------------------------------------------------
                                     1998             1997           1996      1995/dagger/
                               ---------------- ---------------- ----------- ----------------
Net asset value, beginning
 of year .....................    $   23.83        $   22.14      $  20.79      $   20.00
                                  ---------        ---------      --------      ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)(a) ..................       ( 0.17)          ( 0.11)       ( 0.01)        ( 0.03)
 Net realized and
  unrealized gain on
  investments ................         2.13             2.28          1.84           0.82
                                  ---------        ---------      --------      ---------
 Total from Investment
  Operations .................         1.96             2.17          1.83           0.79
                                  ---------        ---------      --------      ---------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........           --           ( 0.31)       ( 0.01)            --
 Distributions from net
  realized gains .............       ( 0.62)          ( 0.17)       ( 0.47)            --
                                  ---------        ---------      --------      ---------
 Total Distributions .........       ( 0.62)          ( 0.48)       ( 0.48)            --
                                  ---------        ---------      --------      ---------
NET ASSET VALUE, END
 OF YEAR .....................    $   25.17        $   23.83      $  22.14      $   20.79
                                  =========        =========      ========      =========
TOTAL RETURN(%)(d) ...........         8.38 (e)         9.98 (e)      8.93           3.95 (c)
RATIOS (%)/
 SUPPLEMENTAL DATA:
 Operating expenses, net,
  to average daily net
  assets (a) .................         2.60             2.60          2.60           2.60 (b)
 Net investment income
  (loss) to average daily
  net assets .................       ( 0.67)          ( 0.47)       ( 0.02)        ( 0.33)(b)
 Portfolio turnover
  rate (c) ...................           71               50            59             61
 Net assets, end of
  year ($ millions)...........           33               32            22             10


                                                   CLASS A SHARES*                              CLASS B SHARES*
                               -------------------------------------------------------- ------------------------------
                                                FOR THE YEARS ENDED
                                                    OCTOBER 31,
                               --------------------------------------------------------
                                     1998             1997        1996/dagger//dagger/   1998/dagger//dagger//dagger/
                               ---------------- ---------------- ---------------------- ------------------------------
Net asset value, beginning
 of year .....................    $   23.97        $   22.25           $   21.11                 $    23.95
                                  ---------        ---------           ---------                 ----------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)(a) ..................       ( 0.01)            0.05                0.10                     ( 0.16)
 Net realized and
  unrealized gain on
  investments ................         2.14             2.28                1.04                       1.24
                                  ---------        ---------           ---------                 ----------
 Total from Investment
  Operations .................         2.13             2.33                1.14                       1.08
                                  ---------        ---------           ---------                 ----------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........       ( 0.05)          ( 0.44)                 --                         --
 Distributions from net
  realized gains .............       ( 0.62)          ( 0.17)                 --                         --
                                  ---------        ---------           ---------                 ----------
 Total Distributions .........       ( 0.67)          ( 0.61)                 --                         --
                                  ---------        ---------           ---------                 ----------
NET ASSET VALUE, END
 OF YEAR .....................    $   25.43        $   23.97           $   22.25                 $    25.03
                                  =========        =========           =========                 ==========
TOTAL RETURN(%)(D) ...........         9.04 (e)        10.71 (e)            5.40 (c)                   4.51 (c)
RATIOS (%)/
 SUPPLEMENTAL DATA:
 Operating expenses, net,
  to average daily net
  assets (a) .................         1.97             1.97                1.97 (b)                   2.72 (b)
 Net investment income
  (loss) to average daily
  net assets .................       ( 0.02)            0.22                0.44 (b)                 ( 0.71) (b)
 Portfolio turnover
  rate (c) ...................           71               50                  59                         71
 Net assets, end of
  year ($ millions)...........            7                6                   3                        0.2



                                                  CLASS C SHARES*
                               -------------------------------------------------------
                                                FOR THE YEARS ENDED
                                                    OCTOBER 31,
                               -------------------------------------------------------
                                     1998             1997        1996/dagger//dagger/
                               ---------------- ---------------- ---------------------
Net asset value, beginning
 of year .....................    $   23.73        $   22.12          $   21.11
                                  ---------        ---------          ---------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income
  (loss)(a) ..................       ( 0.20)          ( 0.13)            ( 0.07)
 Net realized and
  unrealized gain on
  investments ................         2.12             2.25               1.08
                                  ---------        ---------          ---------
 Total from Investment
  Operations .................         1.92             2.12               1.01
                                  ---------        ---------          ---------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..........           --           ( 0.34)                --
 Distributions from net
  realized gains .............       ( 0.62)          ( 0.17)                --
                                  ---------        ---------          ---------
 Total Distributions .........       ( 0.62)          ( 0.51)                --
                                  ---------        ---------          ---------
NET ASSET VALUE, END
 OF YEAR .....................    $   25.03        $   23.73          $   22.12
                                  =========        =========          =========
TOTAL RETURN(%)(d) ...........         8.24 (e)         9.79 (e)           4.78 (c)
RATIOS (%)/
 SUPPLEMENTAL DATA:
 Operating expenses, net,
  to average daily net
  assets (a) .................         2.72             2.72               2.72 (b)
 Net investment income
  (loss) to average daily
  net assets .................       ( 0.79)          ( 0.52)            ( 0.32)(b)
 Portfolio turnover
  rate (c) ...................           71               50                 59
 Net assets, end of
  year ($ millions)...........            6                4                  1

----------
 * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.

 /dagger/ For the period May 1, 1995 (commencement of operations) to October 31,
          1995.

 /dagger//dagger/ For the period December 27, 1995 (commencement of Class A and Class C Shares) to October 31, 1996.
/dagger//dagger//dagger/ For the period January 2, 1998 (commencement of Class
                         B Shares) to October 31, 1998.

(a) Excludes management fees waived by the Eagle in the amount of $.03 $.06 and $.16 per Class A Share, respectively. The operating expense ratio including such items would have been 2.08% 2.23% and 2.69% (annualized) for Class A Shares, respectively. Excludes management fees waived by the Eagle in the amount of $.03 per Class B Share. The operating expense ratio including such items would have been 2.83% for Class B Shares. Excludes management fees waived by the Eagle in the amount of $.03, $.06, and $.16 per Class C Share, respectively. The operating expense ratio including such items would have been 2.83%, 2.98% and 3.44% (annualized) for Class C Shares, respectively. Excludes management fees waived and expenses reimbursed by the Eagle in the amount of $.03, $.06, $.16 and $.17 per Eagle Share, respectively. The operating expense ratios including such items would have been 2.71%, 2.86%, 3.31% and 5.09% (annualized) for Eagle Shares, respectively.
(b) Annualized.
(c)  Not annualized.
(d) Calculated without the imposition of a sales charge. (e) These returns are calculated based on the published net asset value at October 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                         /large bullet/12 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Series Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of six separate investment Portfolios, the Eagle International Equity Portfolio (the "Fund"), the Aggressive Growth Fund, Small Cap Stock Fund, the Value Equity Fund, the Growth Equity Fund, and the Mid Cap Growth Fund. The Fund primarily seeks capital appreciation principally through investment in an international portfolio of equity securities.

        The Fund currently offers Eagle Class, Class A, Class B and Class C Shares. The Eagle Class of shares are subject to certain minimum investment requirements and are sold without any sales charge. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions less than one year after purchase. The financial statements for the Small Cap Stock Fund, Growth Equity Fund, Mid Cap Growth Fund and Value Equity Fund are presented separately. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

        SECURITY VALUATION: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the last bid price is used and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Fund calculates its daily net asset value per share. Although the Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

        FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

        FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

        REPURCHASE AGREEMENTS: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount to at least 100% of the resale price.

        FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

                         /large bullet/13 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

        DISTRIBUTION OF NET REALIZED GAINS: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        EXPENSES: The Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are all allocated proportionately among the funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution and shareholder servicing fees, are charged directly to that class.

        STATE QUALIFICATION EXPENSES: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

        ORGANIZATION EXPENSES: Expenses incurred in connection with the formation of the Fund were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations.

        CAPITAL ACCOUNTS: The Fund reports the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

        OTHER: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2: FUND SHARES. At October 31, 1998, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Eagle Shares, Class A Shares and C Shares of the Fund during the year ended October 31, 1998, and Class B Shares from January 2, 1998 (commencement of Class B Shares) to October 31, 1998 were as follows:


FOR THE YEAR ENDED                             EAGLE SHARES                    A SHARES
OCTOBER 31, 1998                       ----------------------------- ----------------------------
                                           SHARES         AMOUNT        SHARES         AMOUNT
                                       ------------- --------------- ------------ ---------------
     Shares sold .....................     161,915    $   4,255,168      57,108    $   1,498,668
     Shares issued on reinvestment
      of distributions ...............      34,247          805,842       6,686          158,113
     Shares redeemed .................    (223,287)      (5,683,092)    (51,418)      (1,323,329)
                                          --------    -------------     -------    -------------
     Net increase (decrease) .........     (27,125)   $    (622,082)     12,376    $     333,452
                                                      =============                =============
     Shares outstanding:
      Beginning of year ..............   1,331,303                      255,762
                                         ---------                      -------
      End of year ....................   1,304,178                      268,138
                                         =========                      =======



FOR THE YEAR ENDED                           B SHARES                 C SHARES
OCTOBER 31, 1998                       -------------------- ----------------------------
                                        SHARES     AMOUNT      SHARES         AMOUNT
                                       -------- ----------- ------------ ---------------
     Shares sold .....................  9,521    $247,499      138,692    $   3,626,639
     Shares issued on reinvestment
      of distributions ...............     --          --        4,371          105,414
     Shares redeemed .................   (173)     (4,682)     (67,332)      (1,769,569)
                                        -----    --------      -------    -------------
     Net increase (decrease) .........  9,348    $242,817       75,731    $   1,962,484
                                                 ========                 =============
     Shares outstanding:
      Beginning of year ..............     --                  158,392
                                        -----                  -------
      End of year ....................  9,348                  234,123
                                        =====                  =======

                         /large bullet/14 ANNUAL REPORT

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

        Transactions in Eagle Shares, Class A Shares and C Shares of the Fund during the year ended October 31, 1997, were as follows:


FOR THE YEAR ENDED                         EAGLE SHARES                  A SHARES                   C SHARES
OCTOBER 31, 1997                   ---------------------------- -------------------------- --------------------------
                                       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                                   ------------- -------------- ------------ ------------- ------------ -------------
     Shares sold .................     459,654    $ 11,104,451     145,840    $3,468,293      121,689    $2,915,342
     Shares issued on reinvestment
      of distributions ...........      21,188         475,249       3,346        75,081        1,158        25,899
     Shares redeemed .............    (125,683)     (2,972,703)    (33,267)     (815,865)     (18,479)     (439,911)
                                      --------    ------------     -------    ----------      -------    ----------
     Net increase ................     355,159    $  8,606,997     115,919    $2,727,509      104,368    $2,501,330
                                                  ============                ==========                 ==========
     Shares outstanding:
      Beginning of year ..........     976,144                     139,843                     54,024
                                      --------                     -------                    -------
      End of year ................   1,331,303                     255,762                    158,392
                                     =========                     =======                    =======

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended October 31,
        1998, purchases and sales on investment securities (excluding repurchase agreements and short term obligations) aggregated $32,460,363 and $30,858,067, respectively.

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT
        AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreement with Eagle Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 1.00% on the first $100 million and 0.80% of any excess over $100 million of the Fund's average daily net assets, computed daily and payable monthly. Currently, the Manager has voluntarily agreed to waive its fee to the extent that Fund operating expenses exceed 2.60%, 1.97%, 2.72% and 2.72% on an annual basis of the Fund's average daily net assets for Eagle Class Shares, Class A, Class B and Class C Shares, respectively. Management fees of $52,276 were waived for the year ended October 31, 1998. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending October 31, 2000, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fees waived of $91,433 for the year ended October 31, 1997, if total Fund expenses fall below the annual expense limitations before the end of October 31, 1999.

        The Manager has entered into an agreement with Martin Currie, Inc., a New York Corporation, (the "Subadviser") to provide to the Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .50% of average daily net assets on the first $100 million of assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations. For the year ended October 31, 1998 the Subadviser earned $226,862 for Subadviser fees, which was paid by the Manager.

        Heritage Asset Management, Inc. ("Heritage"), an affiliate of the Manager, is the Dividend Paying and Shareholder Servicing Agent for the Fund. Heritage also may provide certain administrative services for the Fund and may receive a fee from the Manager for performing these administrative services.

        Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $29,628 in front-end sales charges for Class A Shares, $25 and $1,250 in contingent deferred sales charges for Class B and C Shares for the year ended October 31, 1998, respectively. The Distributor paid commissions to salespersons and from these fees, incurred other distribution costs.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee, equal to .25% of the average daily net assets for Class A Shares. Under the Eagle

                         /large bullet/15 ANNUAL REPORT

                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

        Class, Class B and Class C Distribution Plans, the Fund may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Heritage and Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage U.S. Government Income Fund, investment companies that are advised by Heritage (collectively referred to as the Heritage funds). Each Trustee of the Heritage funds that is not an interested person of Heritage received an annual fee of $8,666, an additional fee of $3,250 for each combined quarterly meeting of the Heritage funds attended and $1,000 for each special Trustees meeting attended. Trustees' fees and expenses are paid equally by each of the Heritage funds.

Note 5: FEDERAL INCOME TAXES. For the year ended October 31, 1998, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains, a net operating loss and basis differences in passive foreign investment companies (PFICs), the Fund credited undistributed net investment income $204,602 and accumulated net realized gain $48,016 and debited paid in capital $252,618.

Note 6: FINANCIAL INVESTMENT WITH OFF-BALANCE SHEET RISK. The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Subadviser anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

        The Fund may enter into forward contracts to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of these parties to meet the terms of their contracts.

                         /large bullet/16 ANNUAL REPORT

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders of Heritage Series Trust-Eagle International Equity Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust-Eagle International Equity Portfolio (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida

December 17, 1998

                         /large bullet/17ANNUAL REPORT

EAGLE INTERNATIONAL EQUITY PORTFOLIO
P.O. Box 10520
St Petersburg, FL 33733

INVESTMENT ADVISER
Eagle Asset Management, Inc.
P.O. Box 10520
St. Petersburg, FL 33733
(800) 237-3101

INVESTMENT SUBADVISER
Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh, Scotland EH1 2ES

DISTRIBUTOR
Raymond James & Associates, Inc.
P.O. Box 12749
St Petersburg, FL 33733
(813) 573-3800

TRANSFER AGENT/
DIVIDEND DISBURSING AGENT
Heritage Asset Management, Inc.
P.O. Box 33022
St. Petersburg, FL 33733

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1912
Boston, MA 02105

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP

                          EAGLE INTERNATIONAL EQUITY
                                   PORTFOLIO



                                 Annual Report



                                October 31, 1998